UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Four Corners Property Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 15, 2018.

FOUR CORNERS PROPERTYTRUST, INC. FOUR CORNERS PROPERTY TRUST, INC. 591 REDWOOD HIGHWAY, SUITE 1150 MILL VALLEY, CA 94941
Meeting Information

Meeting Type:          Annual Meeting
For holders as of:    April 18, 2018
Date:  June 15, 2018    Time:  9:00 AM Local Time
Location:    Acqua Hotel
555 Redwood Highway
Mill Valley, California 94941

Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/FCPT2018.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E43117-P03332

––––– Before You Vote –––––
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*          If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2018 to facilitate timely delivery.

––––– How To Vote –––––
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting:	Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:	Go to www.virtualshareholdermeeting.com/FCPT2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E43118-P03332

Voting Items
The Board of Directors recommends that you vote FOR each of the seven director nominees set forth in Proposal One:

1.	Election of seven directors to the Board of Directors named in the proxy statement to serve until the 2019 Annual Meeting of Stockholders		The Board of Directors recommends that you vote FOR proposals 2 and 3.

	Nominees:		2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

	1a.	William H. Lenehan

	1b.	Douglas B. Hansen	3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.

	1c.	John S. Moody
NOTE: Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.
	1d.	Marran H. Ogilvie

	1e.	Paul E. Szurek

	1f.	Charles L. Jemley

	1g.	Eric S. Hirschhorn

E43119-P03332